Exhibit 99.1

BitGo Acquires NYDIG’s Institutional Trading Business, Expanding Derivatives and Financing Capabilities

Transaction Expected to Enhance Derivatives and Financing Capabilities and Strengthen BitGo’s Existing Institutional Trading Platform

NEW YORK, NY – August 27, 2026 – BitGo Holdings, Inc. (NYSE: BTGO) (“BitGo” or the “Company”), the digital asset infrastructure company, today announced that it has entered into a definitive agreement and completed the acquisition of the institutional trading business and related assets of NYDIG. The transaction expands BitGo’s institutional service offering and allows NYDIG to focus its resources on its vertically integrated power generation, bitcoin mining, and high-performance computing (“HPC”) data center development business, with a development pipeline exceeding 3 GW and more than 1 GW deliverable in 2027 and 2028.

BitGo’s acquisition of NYDIG’s institutional trading business is expected to expand its institutional markets platform by enhancing financing capabilities and derivatives intended to enhance the Company’s existing trading offerings while complementing BitGo’s regulated custody, settlement, and wallet infrastructure. The transaction is expected to further strengthen BitGo’s position as a comprehensive digital asset infrastructure company, enabling institutions to access a broader range of trading and capital markets services through an integrated platform. As part of the transaction, approximately 30 NYDIG employees joined BitGo, along with NYDIG's institutional client trading relationships. The acquisition reflects growing institutional demand for integrated digital asset infrastructure that combines custody, trading, financing, settlement, and capital market services within a single regulated platform.

The acquisition and expanded product offering are expected to bolster and enhance the stickiness of client assets on platform (“AOP”).

“Institutions increasingly want to work with a trusted partner that can support the full lifecycle of digital assets – from custody and trading to financing and settlement,” said Mike Belshe, CEO and Co-founder of BitGo. “We believe this transaction will meaningfully scale our trading and infrastructure capabilities and adds an exceptional team with experience serving institutional clients. It is also expected to enable us to serve a broader base of sophisticated clients that we believe will benefit from BitGo’s comprehensive infrastructure offerings. We are excited to deliver a more integrated experience for clients while creating efficiencies across technology, operations, and compliance.”

NYDIG’s institutional trading business provides derivatives, structured products, financing, and capital markets solutions to a sophisticated client base. The team has built longstanding expertise working with asset managers, hedge funds, corporates, family offices, and other market participants that demand liquidity, tailored risk management, and customized trading strategies. The acquisition brings this experienced team and client franchise to BitGo, expanding its institutional markets platform and strengthening its ability to serve sophisticated clients globally.

“BitGo has built one of the industry's most trusted and comprehensive digital asset infrastructure platforms, and we are excited for our institutional trading clients to gain access to that scale and breadth of capability,” said Pete Janney, Head of Financial Infrastructure at BitGo. “This transaction allows our team to continue delivering the same innovative solutions, execution quality, and dedication clients have come to expect, now backed by an even deeper set of resources. We look forward to a smooth transition and to the opportunities this creates for our clients.”

“Our team built NYDIG's institutional trading business into something exceptional: proven execution expertise with derivatives and financing capabilities,” said Tejas Shah, CEO of NYDIG. “That business is complementary to BitGo's digital asset infrastructure, and we look forward to a seamless transition for our clients and our colleagues, some of the most talented people in this market. The discipline and intensity that built our trading franchise also drives our HPC data center development business, where we see one of the most significant opportunities ahead.”

About BitGo
BitGo (NYSE: BTGO) is the digital asset infrastructure company delivering custody, wallets, staking, trading, financing, stablecoins, and settlement services from regulated cold storage. Since 2013, BitGo has focused on accelerating the transition of the financial system to a digital asset economy. BitGo maintains a global presence and multiple regulated entities, including BitGo Bank & Trust, National Association, the first federally chartered digital asset trust bank owned by a publicly traded company. Today, BitGo serves thousands of institutions, including many of the industry’s top brands, financial institutions, exchanges, and platforms, and millions of investors worldwide. For more information, visit www.bitgo.com.

About NYDIG
NYDIG builds and operates vertically integrated power and compute infrastructure. The company owns generation assets and grid positions and develops and operates the high-density facilities that run on them, supporting AI training and inference, high-performance computing, bitcoin mining, and other compute-intensive workloads. NYDIG’s development pipeline exceeds 3 GW, with more than 1 GW of capacity deliverable in 2027 and 2028.

As an affiliate of Stone Ridge Holdings Group, a diversified financial services firm, NYDIG benefits from operating alongside the Stone Ridge Energy franchise, which owns and operates assets responsible for roughly 3% of U.S. natural gas production. That foundation in energy operations, risk management, and financial markets informs how the company underwrites long-term tenant commitments and structures the financings required to execute large-scale compute infrastructure projects. For more information, visit www.nydig.com.

Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict, that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the risk that the anticipated benefits of the transaction may not be realized, the highly volatile nature of digital assets, technical issues in connection with the integration of supported digital assets and changes and upgrades to their underlying network, heightened scrutiny of our industry and operations, the theft, loss, or destruction of private keys required to access any digital assets held in custody for our own account or for our clients, errors in executing client transactions or managing our own trading activities, and the other factors discussed in the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on March 27, 2026, and its subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made and predictions as to future facts and conditions. While the Company believes these forward-looking statements are reasonable, readers of this press release are cautioned not to place undue reliance on any forward-looking statements. The information in this release is provided only as of the date of this release, and the Company does not undertake any obligation to update any forward-looking statement relating to matters discussed in this press release, except as may be required by applicable securities laws.

Contacts

Investor Contact
investors@bitgo.com

Media Contact
press@bitgo.com